UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  July 15, 2004
(Date of earliest event reported)



                          Mid State Capital Corporation
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             (Exact name of registrant as specified in its charter)

      Delaware                       333-111443                  05-0594428
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(State or other jurisdiction   (Commission File No.)           (IRS Employer
of incorporation)                                           Identification No.)


     4211 West Boy Scout Boulevard, Tampa, Florida                  33607
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Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code           (813) 871-4180
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            On July 14, 2004, Mid-State Capital Corporation 2004-1 Trust (the "Trust") issued 6.005% Asset Backed Notes, Class A, 6.497% Asset Backed Notes, Class M-1, 8.114% Asset Backed Notes, Class M-2 and 8.900% Asset Backed Notes, Class B (the "Notes"), having an aggregate initial principal amount of $294,518,000. The Notes were issued pursuant to an Indenture, dated July 15, 2004 (the "Indenture"), between the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Trust was formed by Mid State Capital Corporation, a Delaware corporation (the "Registrant"), pursuant to a Trust Agreement, dated July 13, 2004 (the "Trust Agreement"), between the Registrant and Wilmington Trust Company, as owner trustee, as amended from time to time. The Notes are secured by the assets of the Trust, consisting primarily of mortgage laons, certain building and installment sale contracts, promissory notes, related mortgages and other security agreements.

            Interest on the Notes will be paid on each Payment Date (as defined in the Indenture). Monthly payments in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

(c)   Exhibits

Item 601(a)
of Regulation S-K
                              Description
                              -----------

(EX-4.1) Indenture, dated July 15, 2004, between Mid-State Capital Corporation 2004-1 Trust and The Bank of New York

(EX-4.2) Purchase and Sale Agreement, dated July 15, 2004, between Mid-State Capital Corporation 2004-1 Trust and Mid-State Capital Corporation

(EX-4.3) Servicing Agreement, dated July 15, 2004, among Mid-State Capital Corporation 2004-1 Trust, Mid-State Homes, Inc. and The Bank of New York

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MID STATE CAPITAL CORPORATION


July 15, 2004

                                   By:    /s/ Joseph J. Troy
                                          ------------------------------
                                   Name:  Joseph J. Troy
                                   Title: President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4.1)                Indenture, dated July 15, 2004,                 E
                        between Mid-State Capital
                        Corporation 2004-1 Trust and The
                        Bank of New York

(EX-4.2)                Purchase and Sale Agreement,                    E
                        dated July 15, 2004, between
                        Mid-State Capital Corporation
                        2004-1 Trust and Mid-State
                        Capital Corporation

(EX-4.3)                Servicing Agreement, dated July                 E
                        15, 2004, among Mid-State
                        Capital Corporation 2004-1
                        Trust, Mid-State Homes, Inc. and
                        The Bank of New York